UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

PINGTAN MARINE ENTERPRISE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC	350001
(Address of principal executive offices)	(Zip Code)

+86 (591) 8727-1753

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	PME	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2021, Pingtan Marine Enterprise Ltd. (the “Company”) received an additional delinquency notification letter (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that since the Company remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Q1 Form 10-Q”), and the delay in the filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2021 (the “Q2 Form 10-Q”), the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1) (the “Rule”). The Rule requires listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission. The Notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Capital Market.

As previously reported, the Company received a letter from Nasdaq on April 15, 2021 regarding its non-compliance with the Rule following the Company’s delay in filing its Form 10-K and a notice from the Staff on May 25, 2021 regarding its non-compliance with the Rule following the Company’s delay in filing its Q1 Form 10-Q. As required by these notices, Pingtan submitted a plan to Nasdaq on June 14, 2021 outlining its plan to regain compliance with respect to these delinquent reports. The Company continues to engage in discussions with Nasdaq regarding its plan to regain compliance.

On August 16, 2021, the Company filed a Notification of Late Filing on Form 12b-25 with the SEC, disclosing that, given the delay in filing the Form 10-K, the Q1 Form 10-Q and the appointment of new independent public accounting firm effective as of May 31, 2021, the Company was unable to file the Q2 Form 10-Q within the prescribed time period without unreasonable effort or expense and that it anticipated filing the Form 10-K, Q1 Form 10-Q and Q2 Form 10-Q on or before October 12, 2021.

Item 7.01	Regulation FD Disclosure.

On August 26, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Pingtan Marine Enterprise Ltd., dated August 26, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2021

Pingtan Marine Enterprise Ltd.

By:	/s/ LiMing Yung
Name:	LiMing Yung
Title:	Chief Financial Officer

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